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MassMutual Select Funds

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MASSMUTUAL SELECT FUNDS

(the “Trust”)

1295 State Street

Springfield, Massachusetts 01111

MassMutual Select Strategic Bond Fund

MassMutual Select Strategic Balanced Fund

MassMutual Select Global Allocation Fund

MassMutual Select Diversified Value Fund

MassMutual Select Fundamental Value Fund

MassMutual Select Value Equity Fund

MassMutual Select Large Cap Value Fund

MassMutual Select Indexed Equity Fund

MassMutual Select Core Opportunities Fund

MassMutual Select Blue Chip Growth Fund

MassMutual Select Large Cap Growth Fund

MassMutual Select Aggressive Growth Fund

MassMutual Select NASDAQ-100® Fund

MassMutual Select Focused Value Fund

MassMutual Select Mid-Cap Value Fund

MassMutual Select Small Cap Value Equity Fund

MassMutual Select Small Company Value Fund

MassMutual Select Mid Cap Growth Equity Fund

MassMutual Select Mid Cap Growth Equity II Fund

MassMutual Select Small Cap Growth Equity Fund

MassMutual Select Small Company Growth Fund

MassMutual Select Emerging Growth Fund

MassMutual Select Diversified International Fund

MassMutual Select Overseas Fund

MassMutual Select Destination Retirement Income Fund

MassMutual Select Destination Retirement 2010 Fund

MassMutual Select Destination Retirement 2020 Fund

MassMutual Select Destination Retirement 2030 Fund

MassMutual Select Destination Retirement 2040 Fund

MassMutual Select Destination Retirement 2050 Fund

(each, a “Fund” and collectively, the “Funds”)

INFORMATION STATEMENT

February 8, 2010

Important Notice Regarding the Availability of this Information Statement

This Information Statement is available at http://www.massmutual.com/retire

The Trustees of the Trust (the “Trustees”) are distributing this Information Statement in connection with: (i) the election of Trustees of the Trust; (ii) a change to the investment objective of the MassMutual Select Overseas Fund; (iii) the change of investment objectives for certain Funds from fundamental policies to non-fundamental policies; and (iv) the modernization and standardization of certain fundamental investment restrictions. This Information Statement is being delivered to shareholders of record as of January 22, 2010 on or about February 8, 2010.

As required by federal securities laws, the Trust is distributing this Information Statement solely for your information in connection with action to be taken by Massachusetts Mutual Life Insurance Company (“MassMutual”) and each of the MassMutual Select Destination Retirement Funds (together in their capacity as the majority shareholder of the Trust, the “Majority Shareholder”). The Majority Shareholder anticipates electing the Trustees and approving each of the proposals included herein by written consent on the date that is 20 days following the date of this Information Statement, or as soon thereafter as practicable. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The following is a list of the Proposals presented in this Information Statement and the Funds that are affected by such Proposals:

Proposal	Affected Funds
Proposal I: To approve the election of Trustees of the Trust.	All Funds
Proposal II: To approve a change to the investment objective of the MassMutual Select Overseas Fund.	MassMutual Select Overseas Fund
Proposal III: To approve the change of investment objectives for certain Funds from fundamental policies to non-fundamental policies.	All Funds, except the MassMutual Select Global Allocation Fund and each of the MassMutual Select Destination Retirement Funds
Proposal IV.A: To approve an amendment to fundamental investment restrictions with respect to diversification of investments.	All Funds except the MassMutual Select Global Allocation, Value Equity, Blue Chip Growth and Aggressive Growth Funds
Proposal IV.B: To approve an amendment to fundamental investment restrictions with respect to borrowing money and issuing senior securities.	All Funds except the MassMutual Select Global Allocation, Value Equity and Blue Chip Growth Funds
Proposal IV.C: To approve an amendment to fundamental investment restrictions with respect to participation in the underwriting of securities.	All Funds except the MassMutual Select Global Allocation, Value Equity and Blue Chip Growth Funds
Proposal IV.D: To approve an amendment to fundamental investment restrictions with respect to investment in real estate and elimination of a fundamental investment restriction with respect to investing in oil, gas or other mineral leases, rights, royalty contracts or exploration or development programs.	All Funds except the MassMutual Select Global Allocation, Value Equity and Blue Chip Growth Funds
Proposal IV.E: To approve an amendment to fundamental investment restrictions with respect to investment in commodities and commodity contracts.	All Funds except the MassMutual Select Global Allocation, Value Equity and Blue Chip Growth Funds
Proposal IV.F: To approve an amendment to fundamental investment restrictions with respect to making loans.	All Funds except the MassMutual Select Global Allocation, Value Equity and Blue Chip Growth Funds
Proposal IV.G: To approve an amendment to fundamental investment restrictions with respect to concentrating investments in an industry.	All Funds except the MassMutual Select Global Allocation, Value Equity and Blue Chip Growth Funds
Proposal IV.H: To approve the elimination of a fundamental investment restriction with respect to short sales.	All Funds except the MassMutual Select Global Allocation, Value Equity, Indexed Equity and Blue Chip Growth Funds

Proposal	Affected Funds
Proposal IV.I: To approve the elimination of a fundamental investment restriction with respect to pledging, mortgaging or hypothecating fund assets.	All Funds except the MassMutual Select Global Allocation, Value Equity, Indexed Equity and Blue Chip Growth Funds
Proposal IV.J: To approve the elimination of a fundamental investment restriction with respect to purchasing or holding the securities of any company, if securities of such company are owned by officers or Trustees of the Trust or officers or directors of MassMutual.	MassMutual Select Fundamental Value, Large Cap Value, NASDAQ-100, Focused Value, Small Company Value and Overseas Funds
Proposal IV.K: To approve the elimination of a fundamental investment restriction with respect to purchasing securities on margin.	MassMutual Select Indexed Equity Fund

I.	ELECTION OF TRUSTEES

The Board of Trustees (the “Board”) is currently comprised of the following eight Trustees: Richard H. Ayers, Allan W. Blair, Mary E. Boland, R. Alan Hunter, Jr., Robert E. Joyal, F. William Marshall, Jr., Elaine A. Sarsynski and Susan B. Sweeney. The Trust’s shareholders have previously elected all of the Trustees, with the exception of Mses. Sarsynski and Sweeney. Mses. Sarsynski and Sweeney were selected by the Trust’s Nominating Committee and appointed as Trustees by the Board effective as of February 1, 2008 and July 1, 2009, respectively.

If elected, each Trustee of the Trust will serve until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years.

The following table provides information concerning the Nominees for election by shareholders, Trustees whose re-election is being sought and the executive officers of the Trust. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity and (ii) the address of the Trustees and officers is c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, MA 01111.

Name And Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[1]
Independent Trustees
Richard H. Ayers Age: 67	Chairman[2] Trustee	Since 2010 Since 1996	Retired.	57	Director (since 2008), Celera Corporation; Chairman (since 2010), Trustee (since 1999), Advisory Board Member (1996-1999), MML Series Investment Fund (open-end investment company).

Name And Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee[1]
Allan W. Blair Age: 61	Trustee	Since 2003	President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (1993-2006), Westmass Area Development Corporation; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation.	57		Trustee (since 2003), MML Series Investment Fund (open-end investment company).

Mary E. Boland Age: 70	Trustee	Since 1994	Attorney at Law (since 2004); Attorney at Law (1965-2004), Egan Flanagan and Cohen, P.C. (law firm), Springfield, MA.	57		Trustee (since 1973), MML Series Investment Fund (open-end investment company).

R. Alan Hunter, Jr. Age: 63	Trustee	Since 2003	Retired.	57		Director (since 2007), Actuant Corporation; Trustee (since 2003), MML Series Investment Fund (open-end investment company).

F. William Marshall, Jr. Age: 67	Trustee	Since 1996	Consultant (since 1999).	92	[3]	Trustee (since 2000), Board II Oppenheimer Funds; Trustee (since 1996), MML Series Investment Fund (open-end investment company).

Name And Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee[1]
Susan B. Sweeney Age: 57	Trustee	Since 2009	Senior Managing Director (since 2008), Ironwood Capital (private equity firm); Chief Investment Officer, Pension Fund (2002-2007), Office of the Treasurer of the State of Connecticut.	57		Trustee (since 2009), MML Series Investment Fund (open-end investment company).
Interested Trustees
Robert E. Joyal[4] Age: 65	Trustee Vice Chairman	Since 2003 (2005-2007)	Retired.	59	[5]	Trustee (since 2003), President (1999-2003), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Director (since 2003), Pemco Aviation Group, Inc.; Vice Chairman (2005-2007), Trustee (since 2003), MML Series Investment Fund (open-end investment company); Director (since 2006) Jefferies Group, Inc. (investment bank); Director (since 2007), Scottish Re Group Ltd.

Elaine A. Sarsynski[6] Age: 54	Trustee	Since 2008	Executive Vice President (since 2005), MassMutual; Managing Director (2005), Babson Capital Management LLC; Chief Executive Officer (2001-2005), Town of Suffield, Connecticut.	57		Trustee (since 2008), MML Series Investment Fund (open-end investment company).

Name And Age	Position(s) Held with New Trust	Length of Time Served[7]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Principal Officers
John E. Deitelbaum Age: 41	Vice President Secretary and Chief Legal Officer	Since 2006 2006-2008	Corporate Vice President and Associate General Counsel (since 2007), Assistant Secretary (since 2008), Vice President and Associate General Counsel (2006-2007), Second Vice President and Associate General Counsel (2000-2006), MassMutual.	87

Michael C. Eldredge Age: 45	Vice President	Since 2009	Vice President (since 2008), MassMutual; Vice President (1998-2008), ING.	87

Andrew M. Goldberg Age: 43	Vice President, Secretary and Chief Legal Officer Assistant Secretary	Since 2008 2001-2008	Assistant Vice President and Counsel (since 2004), Counsel (2001-2004), MassMutual.	87

Nicholas H. Palmerino Age: 44	Chief Financial Officer and Treasurer	Since 2006	Assistant Vice President (since 2006), MassMutual; Vice President (2006), Consultant (2005-2006), JP Morgan Chase Worldwide Securities Services; Senior Vice President (2003-2004), CDC IXIS Asset Management Services, Inc. and CDC IXIS Asset Management Advisers, L.P.	87

Philip S. Wellman Age: 45	Vice President and Chief Compliance Officer	Since 2007	Vice President, Compliance (since 2007), Assistant Vice President and Associate General Counsel (2006-2007), MassMutual: Director, Office of General Counsel (2005-2006), Merrill Lynch, Pierce, Fenner & Smith Incorporated; Senior Vice President and Assistant General Counsel (2000-2006), Advest, Inc.	87

Eric H. Wietsma Age: 43	President Vice President	Since 2008 2006-2008	Corporate Vice President (since 2007), Vice President (2005-2007), MassMutual; Vice President (1999-2005), Hartford Life Insurance Company.	87

[1]

Directorships of companies not reported in the “principal occupation” column that have a class of securities registered or subject to registration under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or are registered as investment companies under the Investment Company Act of 1940 (the “1940 Act”).

[2]

The Chairperson is elected to hold such office for a term of three years or until his or her successor is elected and qualified to carry out the duties and responsibilities of his or her office, or until he or she retires, dies, resigns, is removed or becomes disqualified.

[3]

This number includes Board II Oppenheimer Funds, an open-end investment company. It is deemed to be a part of the Fund Complex because it is managed by OppenheimerFunds, Inc., an indirect subsidiary of MassMutual.

[4]

Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Jefferies Group, Inc., a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MassMutual or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MassMutual has brokerage placement discretion.

[5]

This number includes MassMutual Participation Investors and MassMutual Corporate Investors, closed-end investment companies. They are deemed to be a part of the Fund Complex because they are managed by Babson Capital, an indirect subsidiary of MassMutual.

[6]	Ms. Sarsynski is an Interested Person through her employment with MassMutual.
[7]

The President, Treasurer and Secretary are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

Trustee Compensation. Effective January 1, 2010, the Trust, on behalf of the Fund, pays each of its Trustees who is not an officer or employee of MassMutual a fee of $11,100 per quarter plus a fee of $3,600 per in-person meeting attended and the annual Contract Committee meeting. The Chairperson of the Board is paid an additional 50% of the quarterly fee, the in-person meeting fee and the Contract Committee meeting fee. The Chairperson of the Audit Committee is paid an additional 10% of the quarterly fee, the in-person meeting fee and the Contract Committee meeting fee. The Chairpersons of each of the Contract Committee, the Nominating Committee and the Governance Committee are paid an additional 5% of the quarterly fee, the in-person meeting fee and the Contract Committee meeting fee. Such Trustees who serve on the Audit Committee, other than the Chairperson, are paid an additional 4% of the quarterly fee, the in-person meeting fee and the Contract Committee meeting fee. No additional fees are paid for attending any other committee meetings or any special telephonic meetings. In addition, the Trust reimburses out-of-pocket business travel expenses to such Trustees. Trustees who are officers or employees of MassMutual receive no fees from the Trust.

At the start of the 2009 fiscal year, the Trust, on behalf of each Fund, paid each of its Trustees who was not an officer or employee of MassMutual a fee of $14,000 per quarter plus $4,800 per meeting attended in-person. Such Trustees who served on the Contract Committee of the Trust were paid an additional $4,800 for attending the annual Contract Committee meeting. The Chairperson of the Board was paid an additional 50% of the quarterly fee, the in-person meeting fee and the Contract Committee meeting fee. No additional fees were paid for attending any other committee meetings or any special telephonic meetings. The Chairperson of the Audit Committee was paid an additional fee of $8,000 annually. The Chairpersons of each of the Contract Committee, the Nominating Committee and the Governance Committee were paid an additional fee of $4,000 annually. Such Trustees who served on the Audit Committee, other than the Chairperson, were paid an additional fee of $3,200 annually. In addition, the Trust reimbursed out-of-pocket business travel expenses to such Trustees. Trustees who were officers or employees of MassMutual received no fees from the Trust.

The following table discloses actual compensation paid to Trustees of the Trust during the 2009 fiscal year. The Trust has no pension or retirement plan, but does have a deferred compensation plan. The plan provides for amounts deferred prior to July 1, 2008, plus interest, to be credited a rate of interest of eight percent (8%).

Amounts deferred after July 1, 2008, plus or minus earnings, are “shadow invested” and earn the rate of return equal to the rate of return earned by the funds in which such amounts are shadow invested. Each of the Trustees listed in the table also served as Trustee of one other registered investment company managed by MassMutual, MML Series Investment Fund.

Name/Position	Aggregate Compensation from the Trust	Deferred Compensation and Interest accrued as part of Fund Expenses	Total Compensation from the Trust and Fund Complex
Richard H. Ayers[1] Trustee	$0	$141,622	$182,038
Allan W. Blair Trustee	$80,124	$0	$105,040
Mary E. Boland Trustee	$0	$155,097	$207,689
Richard W. Greene[1] Chairman and Trustee	$33,000	$109,539	$178,174
R. Alan Hunter, Jr. Trustee	$0	$138,066	$178,409
Robert E. Joyal Trustee	$0	$138,144	$179,106
F. William Marshall, Jr. Trustee	$80,880	$0	$280,050
Elaine A. Sarsynski[2] Trustee	$0	$0	$0
Susan B. Sweeney Trustee	$50,559	$0	$68,083

(1)	Mr. Greene retired as of December 31, 2009. Mr. Ayers succeeded Mr. Greene as Chairman of the Board on January 1, 2010.
(2)	Ms Sarsynski, as an employee of MassMutual, received no compensation for her role as Trustee to the Trust.

Board Committees and Meetings. The Board had four regularly scheduled meetings in 2009. Each Trustee attended at least 75% of the aggregate number of all meetings of the Board.

Nominating Committee. The Trust has a Nominating Committee, consisting of each Trustee who is not an “interested person” of the Trust. There are no regular meetings of the Nominating Committee but rather meetings are held as appropriate. The Nominating Committee met five times during 2009. The Nominating Committee evaluates the qualifications of Trustee candidates and nominates candidates to the full Board. The Nominating Committee will consider nominees for the position of Trustee recommended by shareholders. Recommendations should be submitted to the Nominating Committee in care of the Secretary of the Trust at 1295 State Street, Springfield, MA 01111. The Nominating Committee also considers candidates from among the Trustees to serve as chairperson of the Board and annually reviews the compensation of the Trust’s independent trustees. The Nominating Committee Charter is attached as Exhibit 1 to this Information Statement. The Charter of the Trust’s Nominating Committee is not currently available to shareholders via a website.

Audit Committee. The Trust has an Audit Committee, consisting of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. The Audit Committee, whose members are Messrs. Hunter and Blair and Ms. Sweeney, makes recommendations to the Trustees as to the engagement or discharge of the Trust’s independent auditors, supervises investigations into matters relating to audit functions, reviews with the Trust’s independent auditors the results of the audit engagement, and considers the audit fees. In 2009, the Audit Committee met five times.

Contract Committee. The Trust has a Contract Committee, consisting of each Trustee who is not an “interested person” of the Trust. The Contract Committee met once during 2009. The Contract Committee performs the specific tasks assigned to independent trustees by the 1940 Act, including the periodic consideration of the Trust’s investment management agreements and subadvisory agreements.

Governance Committee. The Trust has a Governance Committee, whose members are Messrs. Blair, Joyal and Marshall, Ms. Boland and Ms. Sarsynski. The Governance Committee met two times during 2009. The Governance Committee oversees board governance issues including, but not limited to, the following: (i) to evaluate the board and committee structure and the performance of Trustees, (ii) to consider and address any conflicts and (iii) to consider the retirement policies of the Board.

Valuation Committee. The Trust has a Valuation Committee, consisting of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary and Assistant Secretaries of the Trust. The Valuation Committee determines whether market quotations are readily available for investments held by each series of the Trust and determines the fair value of investments held by each series of the Trust for which market quotations are not readily available or are not deemed reliable by the investment adviser. There are no regular meetings of the Valuation Committee but rather meetings are held as appropriate.

Share Ownership of Trustees of the Trust. The table below sets forth information regarding the Trustees’ beneficial ownership of Fund shares, based on the value of such shares as of December 31, 2009. The following table also sets forth information regarding the aggregate dollar range of equity securities beneficially owned by each Trustee as of December 31, 2009 of other funds that are overseen by the Trustee in the same family of funds as the Funds:

Name of Trustee	The Dollar Range of Equity Securities Beneficially Owned in the Trust[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies[1]
Independent Trustees
Richard H. Ayers	None	None
Allan W. Blair	None	None
Mary E. Boland	None	None
Richard W. Greene[2]	None	None
R. Alan Hunter, Jr.	None	None
F. William Marshall, Jr.	None	None
Susan B. Sweeney	None	None

Interested Trustees
Robert E. Joyal	None	None
Elaine A. Sarsynski	None	None

[1]	Securities valued as of December 31, 2009.
[2]	Retired as of December 31, 2009.

To the knowledge of the Trust, as of December 31, 2009, the Independent Trustees and their immediate family members did not own beneficially or of record securities of an investment adviser, subadviser, principal underwriter or sponsoring insurance company of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser, subadviser, principal underwriter or sponsoring insurance company of the Funds.

Shareholder Communications to the Trustees. Shareholders may send communications to the Trustees by addressing such correspondence directly to the Secretary of the Trust, c/o Massachusetts Mutual Life Insurance

Company, 1295 State Street, Springfield, MA 01111. When writing to the Board, shareholders should identify themselves, the fact that the communication is directed to the Board, the Fund they are writing about, and any relevant information regarding their Fund holdings. Except as provided below, the Secretary shall either (i) provide a copy of each shareholder communication to the Board at its next regularly scheduled meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary will also provide a copy of each shareholder communication to the Trust’s Chief Compliance Officer.

The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Funds or is otherwise ministerial in nature (such as a request for Fund literature, share data or financial information). The Secretary will provide to the Board on a quarterly basis a summary of the shareholder communications not provided to the Board by virtue of this paragraph.

II.	CHANGE INVESTMENT OBJECTIVE FOR MASSMUTUAL SELECT OVERSEAS FUND

The fundamental investment objective of the MassMutual Select Overseas Fund states that the Fund invests in both “foreign and domestic” equity securities. MassMutual recommends that the word “domestic” be removed from this objective since the Fund only invests in foreign securities. The Board recommends that the shareholders of the Fund vote to approve such change to the Fund’s fundamental investment objective. Subject to receipt of the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, the fundamental investment objective of the MassMutual Select Overseas Fund set forth in the Trust’s currently effective Prospectus will be changed in its entirety to read as identified immediately below:

The Fund seeks growth of capital over the long-term by investing in foreign equity securities.

III.	CHANGE OF INVESTMENT OBJECTIVES FROM FUNDAMENTAL POLICIES TO NON-FUNDAMENTAL POLICIES

With the exception of the MassMutual Select Global Allocation Fund and each of the MassMutual Select Destination Retirement Funds, each of the Funds’ investment objectives are currently fundamental policies which require a shareholder vote to be changed. MassMutual recommends that each Fund’s investment objective be changed to a non-fundamental policy. The Board recommends that the shareholders of each Fund vote to approve changing the Fund’s investment objective from a fundamental policy to a non-fundamental policy. Although MassMutual has no present intention of changing any of the Funds’ investment objectives as a result of this increased flexibility, making this change will empower the Trustees to approve changes to the Funds’ investment objectives in the future without delay and expense of a shareholder vote. Subject in each case to receipt of the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund, the investment objective for each of the Funds set forth in the Trust’s currently effective Prospectus will be changed from a fundamental policy to a non-fundamental policy of such Fund.

IV.	MODERNIZATION AND STANDARDIZATION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS

As described in the following Proposals IV.A through IV.K, the Board recommends that shareholders of the affected Funds approve certain changes to the fundamental investment restrictions currently observed by such Funds. Generally, the purpose of these proposed changes is to increase each Fund’s investment flexibility by removing outdated and unnecessarily restrictive policies and reduce administrative and compliance burdens by simplifying and making these fundamental investment restrictions uniform across the Funds. MassMutual and the subadviser for each Fund have indicated that they have no present intention of changing the way in which the Funds are managed as a result of changing the Funds’ fundamental restrictions.

Background. Proposals IV.A through IV.K relate to current fundamental investment restrictions of the Funds that, in the view of MassMutual and the Board, are either outdated or more restrictive than applicable law and regulation require or track business or industry requirements that no longer apply. For instance, certain of the Funds’ restrictions track state “blue sky” requirements prior to the enactment of the National Securities Market Improvement Act of 1996 (“NSMIA”), a federal law which preempted various state registration and related requirements. MassMutual and the Board believe that maintaining outdated and unnecessarily restrictive fundamental investment restrictions could prevent the Funds from taking advantage of attractive investment opportunities and/or responding to changing regulations in the future – at least without incurring the delays and costs that would be associated with seeking shareholder approval. Accordingly, as noted above, although MassMutual and the subadvisers have no present intention of changing the way in which the Funds are managed as a result of standardizing their fundamental investment restrictions, removing unnecessary fundamental investment restrictions would empower the Trustees to approve changes to the Funds’ investment policies in the future without the delay and expense of a shareholder vote.

The proposed changes are designed to meet fully the requirements of applicable law and regulation, in particular the 1940 Act and the rules and regulations thereunder, while providing the Funds with increased flexibility to respond to changes in the regulatory and economic landscape. Moreover, the proposed standardization of the restrictions would simplify the process of monitoring compliance with such restrictions by having such restrictions, to the extent they cover common subject matter, be expressed in the same terms.

The discussion below in Proposals IV.A through IV.K highlights the differences between the Funds’ current fundamental investment restrictions and, where applicable, a proposed uniform fundamental investment restriction. However, because the current fundamental investment restrictions vary among the Funds, shareholders of each Fund should consider comparing their Fund’s current restrictions (contained in Exhibits 3 through 13) with the proposed restrictions.

Why a Shareholder Vote is Required. The 1940 Act requires registered investment companies like the Funds to have “fundamental” investment restrictions governing certain of their investment practices. Investment companies may also voluntarily designate restrictions relating to other investment practices as “fundamental,” which each Fund has done in certain instances. Under the 1940 Act, fundamental investment restrictions may only be changed with the approval of a majority of Fund’s outstanding voting securities (as defined in the 1940 Act). Investment restrictions that are designated as non-fundamental may be changed with approval from the Board, saving the time and expense associated with the shareholder approval in the event a change is to be made. For the reasons discussed above, the Board recommends that some of the Funds’ current fundamental investment restrictions be modified and that some be eliminated altogether. The substance of, and additional reasons for, these changes are discussed below in each Proposal IV.A through IV.K.

Shareholders of a Fund may vote in favor of or against each Proposal IV.A through IV.K affecting their Fund.

The Trustees, including all of the independent Trustees, approved each of the Proposals IV.A through IV.K discussed below and recommend that the shareholders of each Fund approve each Proposal affecting their Fund.

IV.A	AMENDMENT TO FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO DIVERSIFICATION OF INVESTMENTS

Affected Funds:

All Funds except the MassMutual Select Global Allocation, Value Equity, Blue Chip Growth and Aggressive Growth Funds

The Board recommends that each affected Fund’s fundamental investment restriction with respect to the diversification of its investments be revised to reflect applicable law and a uniform policy for all of the affected Funds.

Each affected Fund is a “diversified” fund as defined in the 1940 Act. Under the 1940 Act, a “diversified” fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except U.S. Government securities, cash, cash items or the securities of other investment companies). The remaining 25% of the fund’s total assets is not subject to this restriction.

Exhibit 3 lists the current fundamental investment restrictions of each of the affected Funds with respect to diversification of investments. The proposed amended fundamental investment restriction is designed to track the statutory definition of “diversified” company and reads as follows:

“Each Fund may not, with the exception of the Focused Value Fund, purchase securities (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities or securities issued by investment companies) of any one issuer if, as a result, more than 5% of a Fund’s total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to these limitations.”

The Board recommends that each affected Fund’s current fundamental investment restrictions with respect to diversification of investments be amended as proposed in order to conform the affected Funds’ restrictions to the statutory requirements discussed above. These proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to diversification of investments.

IV.B	AMENDMENT TO FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO BORROWING MONEY AND ISSUING SENIOR SECURITIES

Affected Funds:

All Funds except the MassMutual Select Global Allocation, Value Equity and Blue Chip Growth Funds

The 1940 Act requires the Funds to state the extent to which they may borrow money and issue senior securities. Under Section 18(f)(1) of the 1940 Act, an open-end investment company may not issue senior securities, except that it may borrow from banks, for any purpose, up to 33 1/3% of its total assets (including the amount borrowed). Exhibit 4 lists the current fundamental investment restrictions of each of the affected Funds with respect to borrowing money and issuing senior securities. Generally, the Funds’ current fundamental investment restrictions are more restrictive than these 1940 Act requirements.

Accordingly, the Board recommends that each affected Fund amend its policy so that it will cover all transactions that may be deemed senior securities under the 1940 Act and allow each affected Fund to issue senior securities or borrow money to the full extent permitted under applicable law to the extent consistent with the Fund’s investment objectives and policies. The proposed changes would automatically conform each affected Fund’s policy more closely to the exact statutory and regulatory requirements, as they exist from time to time, without incurring the time and expense of obtaining shareholder approval to change the restriction. In addition, the proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to borrowing money and issuing senior securities.

The proposed amended fundamental investment restriction is as follows:

“Each Fund may not borrow money or issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.”

IV.C	AMENDMENT TO FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO PARTICIPATION IN THE UNDERWRITING OF SECURITIES

Affected Funds:

All Funds except the MassMutual Select Global Allocation, Value Equity and Blue Chip Growth Funds

The 1940 Act requires the Funds to state the extent to which they intend to engage in the business of underwriting securities issued by other persons. Under applicable law, a person or company generally is considered to be an underwriter if the person or company participates in the public distribution of securities of other issuers, which involves purchasing the securities from another issuer with the intention of re-selling the securities to the public. From time to time, a Fund may purchase securities in a private transaction for investment purposes and later sell the securities to institutional investors. Under these or other circumstances, a Fund could possibly be considered to be within the technical definition of an underwriter under applicable law. The Securities and Exchange Commission (“SEC”) staff has issued interpretations that clarify that re-sales of privately placed securities by institutional investors, such as funds, do not make the institutional investor an underwriter in these circumstances.

Exhibit 5 lists the current fundamental investment restrictions of each of the affected Funds with respect to participation in the underwriting of securities.

The proposed amended fundamental investment restriction is as follows:

“Each Fund may not participate in the underwriting of securities, except to the extent that a Fund may be deemed an underwriter under federal securities laws by reason of acquisitions or distributions of portfolio securities (e.g., investments in restricted securities and instruments subject to such limits as imposed by the Board and/or law).”

The Board recommends that this policy be amended as proposed in order to conform the affected Funds’ policies to the statutory and related requirements discussed above. In addition, these proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to underwriting of securities.

IV.D	AMENDMENT TO FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENT IN REAL ESTATE AND ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO INVESTING IN OIL, GAS OR OTHER MINERAL LEASES, RIGHTS, ROYALTY CONTRACTS OR EXPLORATION OR DEVELOPMENT PROGRAMS

Affected Funds:

All Funds except the MassMutual Select Global Allocation, Value Equity and Blue Chip Growth Funds

The 1940 Act requires the Funds to state a fundamental policy regarding the purchase and sale of real estate. Exhibit 6 lists the current fundamental investment restriction of each Fund with respect to investment in real estate and securities secured by and/or of companies that deal in real estate. Currently, each Fund’s investment policy restricts its ability to sell real estate even when ownership of the real estate devolves upon such Fund through permissible investments. For instance, it is possible that a Fund could, as a result of an investment in debt securities of a company that deals in real estate, come to hold an interest in real estate if the issuer defaulted on its debt obligations. Accordingly, the Board recommends that this policy be modified to allow the sale of real estate when ownership of real estate results from permissible investments and to clarify that a Fund may invest in real estate-related securities and real estate-backed securities or instruments to the extent consistent with its investment objectives and policies.

In addition, one of the restrictions listed in Exhibit 6 tracks certain restrictions formerly required by state regulators for investment companies, which are not applicable to the Funds. Although MassMutual and the subadvisers do not intend currently to invest any Fund’s assets in oil, gas or other mineral leases, rights, royalty contracts or exploration or development programs, with the exception of readily marketable securities secured or issued by companies not principally engaged in the business of buying and selling such leases, rights, contracts or programs already permitted by the Funds’ current restriction, consistent with the Board’s belief that it is not in the Funds’ best interests to maintain unnecessary fundamental investment restrictions, the Board recommends that each affected Fund’s fundamental investment restriction with respect to investing in oil, gas or other mineral leases, rights, royalty contracts or exploration or development programs be eliminated.

The proposed amended fundamental investment restriction is as follows:

“Each Fund may not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. (This restriction does not prohibit a Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.)”

These proposed changes will also reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to real estate.

IV.E	AMENDMENT TO FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENT IN COMMODITIES AND COMMODITY CONTRACTS

Affected Funds:

All Funds except the MassMutual Select Global Allocation, Value Equity and Blue Chip Growth Funds

The 1940 Act requires the Funds to state a fundamental investment restriction regarding the purchase and sale of commodities. Exhibit 7 lists the current fundamental investment restriction of each Fund with respect to investment in commodities and commodity contracts.

The proposed amended fundamental investment restriction is as follows:

“Each Fund may not purchase commodities or commodity contracts, except that a Fund may enter into futures contracts, options, options on futures, and other financial transactions to the extent consistent with applicable law and the Fund’s Prospectus and SAI at the time.”

The proposed amendment would make it clear that the Funds may utilize futures contracts, options, options on futures, and other financial transactions to the extent consistent with applicable law and with the Funds’ investment objectives and policies. The proposed changes are also intended to give the Funds maximum flexibility to invest in a variety of modern financial instruments that could technically be considered commodities. Although MassMutual and the subadvisers have no present intention of changing the way in which the Funds are managed as a result of this amendment, this investment flexibility could, in the future, assist the Funds in achieving their investment objectives, in part because such strategies may offer opportunities for hedging and increased investment return. These proposed changes will also reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to commodities.

IV.F	AMENDMENT TO FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO MAKING LOANS

Affected Funds:

All Funds except the MassMutual Select Global Allocation, Value Equity and Blue Chip Growth Funds

The 1940 Act requires the Funds to state the extent to which they intend to make loans to other persons. The Board recommends that each Fund’s fundamental investment restriction with respect to making loans be revised to reflect a standard restriction for all the Funds. Exhibit 8 lists the current fundamental investment restriction of each Fund with respect to making loans.

The proposed amended fundamental investment restriction is as follows:

“Each Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.”

Currently, and following the amendment, each Fund may, consistent with applicable law and its investment objective and policies, enter into repurchase agreements and securities loans without limit. Although MassMutual and the subadvisers have no present intention of changing the way in which each Fund is managed, the increased flexibility provided by the amendment could assist each Fund, in the future, in achieving its investment objective and responding to changes in applicable law or regulation. The proposed change would also automatically conform each Fund’s lending policy more closely to the exact statutory and regulatory requirements, as they exist from time to time, without incurring the time and expense of obtaining shareholder approval to change the policy. In addition, these proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to making loans.

When a Fund enters into a repurchase agreement, it typically purchases a security for a relatively short period of time (usually not more than seven days), which the seller agrees to repurchase at a fixed time and price, representing the Fund’s cost plus interest. When a Fund enters into a securities loan, it lends certain of its portfolio securities to broker-dealers or other parties, typically in exchange for a portion of the interest earned on the collateral posted by the borrower or a fee from the borrower. The borrower may also pay the Fund an amount equal to any interest, dividends or other distributions payable on the securities lent. These transactions must be fully collateralized at all times, but involve risk to the Fund if the seller, in the case of repurchase agreements, or the borrower, in the case of securities loans, should default on its obligations. If the Fund’s counterparty to these transactions should become involved in bankruptcy or insolvency proceedings, it is possible that the Fund may be treated as an unsecured creditor and may be required to return the underlying securities or collateral, as applicable, to the counterparty’s estate.

IV.G	AMENDMENT TO FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO CONCENTRATING INVESTMENTS IN AN INDUSTRY

Affected Funds:

All Funds except the MassMutual Select Global Allocation, Value Equity and Blue Chip Growth Funds

Under applicable law, an investment company may not concentrate its investments in any industry or group of industries without shareholder approval, and must concentrate its investments consistent with any policy to do so. Although “concentration” is not defined in the 1940 Act, the SEC has generally regarded a fund as concentrating its investments in an industry if the fund invests 25% or more of its net assets in securities of issuers in that industry.

Exhibit 9 lists the current fundamental investment restrictions of each of the affected Funds with respect to concentrating investments in an industry.

The Board recommends that this policy be changed to read as follows:

“Each Fund may not concentrate its investments in any one industry, as determined by the Board, and in this connection a Fund will not acquire securities of companies in any one industry if, immediately after giving effect to any such acquisition, 25% or more of the value of the total assets of the Fund would be invested in such industry, with the following exceptions:

(a)	There is no limitation for securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

(b)	In the case of the Indexed Equity Fund and the NASDAQ-100 Fund, except to the extent the Index is so concentrated.

(c)	There is no limitation for securities issued by other investment companies.”

The Board recommends that each Fund’s current fundamental investment restriction with respect to concentrating investments in an industry be amended as proposed in order to conform the Funds’ restrictions to the statutory requirements discussed above. In addition, these proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to concentrating investments in an industry.

IV.H	ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO SHORT SALES

Affected Funds:

All Funds except the MassMutual Select Global Allocation, Value Equity, Indexed Equity and Blue Chip Growth Funds

Exhibit 10 lists the current fundamental investment restriction of each affected Fund with respect to short sales. There are no applicable SEC rules requiring, and the 1940 Act does not require, that the Funds state a fundamental investment policy with respect to short sales. As noted above, although MassMutual and the subadvisers have no present intention of changing the way in which the affected Funds are managed as a result of the elimination of this restriction, consistent with the Board’s belief that it is not in the Funds’ best interests to maintain unnecessary fundamental investment restrictions, the Board recommends that each affected Fund’s current fundamental investment restriction with respect to short sales be eliminated.

IV.I	ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO PLEDGING, MORTGAGING OR HYPOTHECATING FUND ASSETS

Affected Funds:

All Funds except the MassMutual Select Global Allocation, Value Equity, Indexed Equity and Blue Chip Growth Funds

Exhibit 11 lists the current fundamental investment restriction of each affected Fund with respect to pledging, mortgaging or hypothecating Fund assets. This restriction tracks certain restrictions formerly required by state regulators for investment companies, which are not applicable to the affected Funds. As noted above, although MassMutual and the subadvisers have no present intention of changing the way in which the affected Funds are managed as a result of the elimination of this restriction, consistent with the Board’s belief that it is not in the Funds’ best interests to maintain unnecessary fundamental restrictions, the Board recommends that each affected Fund’s fundamental investment restriction with respect to pledging, mortgaging or hypothecating Fund assets be eliminated.

IV.J	ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO PURCHASING OR HOLDING THE SECURITIES OF ANY COMPANY, IF SECURITIES OF SUCH COMPANY ARE OWNED BY OFFICERS OR TRUSTEES OF THE TRUST OR OFFICERS OR DIRECTORS OF MASSMUTUAL

Affected Funds:

MassMutual Select Fundamental Value, Large Cap Value, NASDAQ-100, Focused Value, Small Company Value and Overseas Funds

Exhibit 12 lists the current fundamental investment restriction of each affected Fund with respect to purchasing or holding the securities of any company, if securities of such company are owned by officers or Trustees of the Trust or officers or directors of MassMutual. This restriction tracks certain restrictions formerly required by state regulators for investment companies, which are not applicable to the affected Funds. As noted above, although MassMutual and the subadvisers have no present intention of changing the way in which the affected Funds are managed as a result of the elimination of this restriction, consistent with the Board’s belief that it is not in the Funds’ best interests to maintain unnecessary fundamental restrictions, the Board recommends that each affected Fund’s fundamental investment restriction with respect to purchasing or holding the securities of any company owned by officers or directors of MassMutual or officers or Trustees of the Trust be eliminated.

IV.K	ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO PURCHASING SECURITIES ON MARGIN

Affected Fund:

MassMutual Select Indexed Equity Fund

Exhibit 13 lists the current fundamental investment restriction of the affected Fund with respect to purchasing securities on margin. There are no SEC rules requiring, and the 1940 Act does not require, that funds state a fundamental investment policy with respect to purchasing securities on margin. As noted above, although MassMutual and the subadviser have no present intention of changing the way in which the affected Fund is managed as a result of the elimination of this restriction, the Board believes it is not in the Fund’s best interest to maintain unnecessary fundamental policies. Accordingly, the Board recommends that the affected Fund’s fundamental investment restriction with respect to purchasing securities on margin be eliminated.

OTHER INFORMATION

Certain additional information regarding the Trust and the Funds is presented below.

Investment Adviser’s Address. The address of the Funds’ investment adviser, MassMutual, is 1295 State Street, Springfield, Massachusetts 01111.

Principal Underwriter, Administrator and Sub-Administrator. The address of the Funds’ principal underwriter, MML Distributors, LLC, is 1295 State Street, Springfield, Massachusetts 01111. MML Distributors, LLC is an indirect, wholly-owned subsidiary of MassMutual. MassMutual serves as the administrator of the Funds. State Street Bank and Trust Company, which is located at 200 Clarendon Street, Boston, Massachusetts 02116, serves as the sub-administrator of the Funds.

Independent Registered Public Accounting Firm. The firm of Deloitte & Touche LLP (“Deloitte & Touche”) was selected as the independent registered public accounting firm for each Fund’s 2008 and 2009 fiscal years, as well as the current fiscal year.

Deloitte & Touche and its affiliates provide audit services and assistance and consultation in connection with tax returns and the reviewing of various SEC filings.

Audit Fees. The aggregate Audit Fees billed by Deloitte & Touche and its affiliates for professional services rendered for the audit of the Funds’ financial statements, or services that are normally provided by Deloitte & Touche and its affiliates in connection with statutory and regulatory filings or engagements, for the Funds’ past two fiscal years ended December 31, 2008 and 2009 are shown in the table below.

2009*	2008*
$1,077,745	$859,047

*	Aggregate amounts may reflect rounding.

Audit-Related Fees. Audit-Related Fees are for assurance and related services by Deloitte & Touche and its affiliates that are reasonably related to the performance of the audit or review of the Funds’ financial statements, but are not reported as audit fees. Audit-related fees would include, among others: due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews and consultation concerning financial accounting and reporting standards.

2009*	2008*
$0	$10,000

*	Aggregate amounts may reflect rounding.

2008 Audit-Related Fees are for work performed in connection with the merger of the MassMutual Select Growth Equity Fund into the MassMutual Select Blue Chip Growth Fund.

Tax Fees. Tax Fees would include tax compliance, tax advice and tax planning. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities. The aggregate Tax Fees billed by Deloitte & Touche and its affiliates for the Funds’ past two fiscal years ended December 31, 2008 and 2009 are shown in the table below.

2009*	2008*
$185,422	$983

*	Aggregate amounts may reflect rounding.

All Other Fees. All other fees would include products and services provided by Deloitte & Touche and its affiliates other than the services reported under the prior three categories. No such fees were billed by Deloitte & Touche and its affiliates for the Funds’ past two fiscal years ended December 31, 2008 and 2009.

The Trust’s Audit Committee must pre-approve all audit and non-audit services, including tax services, provided by Deloitte & Touche and its affiliates to the Funds.

All services described in “Audit-Related Fees,” “Tax Fees” and “All Other Fees” were pre-approved by the Funds’ Audit Committee.

Deloitte & Touche and its affiliates billed the following aggregate non-audit amounts in each Fund’s past two fiscal years ended December 31, 2008 and 2009 to the Fund and each Fund’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund. Those billings did not include any prohibited non-audit services as defined by the Exchange Act.

2009*	2008*
$520,195	$189,602

*	Aggregate amounts may reflect rounding.

The Funds’ Audit Committee has considered whether the provision of non-audit services that were rendered to the Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account’s independence.

Annual and Semi-Annual Reports. Each Fund’s annual report for the fiscal year ended December 31, 2008, and semi-annual report for the period ended June 30, 2009, was previously distributed to shareholders. Each Fund will furnish, without charge, an additional copy of its annual or semi-annual report for the fiscal year ended December 31, 2008, or semi-annual period ended June 30, 2009, to any shareholder requesting such reports. You can obtain a copy of these reports without charge by writing to the Trust c/o Massachusetts Mutual Life Insurance Company at 1295 State Street, Springfield, Massachusetts 01111 or by calling 888-309-3539.

Outstanding Shares. Exhibit 2 to this Information Statement lists the total number of shares outstanding as of January 22, 2010 for each class of each Fund’s shares. Shares of the Funds are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions or insurance companies. Purchasers of shares of the Funds must have an agreement with MassMutual or an affiliate of MassMutual to purchase shares of the Funds.

Ownership by Officers of the Trust. As of December 31, 2009, the officers of the Trust, individually and as a group, did not beneficially own outstanding shares of any of the Funds.

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Exhibit 1

MML Series Investment Fund

MassMutual Select Funds

NOMINATING COMMITTEE CHARTER

as amended on November 10, 2009

This charter sets forth the purpose, operating guidelines and responsibilities of the Nominating Committee (the “Committee”) of the Boards of Trustees of the MassMutual Select Funds and the MML Series Investment Fund (together, the “Funds”). The charter is reviewed and approved periodically by each Committee.

Statement of Purposes and Responsibilities

The primary purposes and responsibilities of the Committee are as follows:

(i)	To identify individuals qualified to become independent[1] members of the Funds’ Boards of Trustees in the event that a position currently filled by an Independent Trustee is vacated or created;

(ii)	To evaluate the qualifications of Independent Trustee candidates;

(iii)	To nominate the Independent Trustee nominees for election or appointment to the Board;

(iv)	To set any necessary standards or qualifications for service on the Board;

(v)	To recommend periodically to the full Board an Independent Trustee to serve as Chairperson;

(vi)	To evaluate at least annually the independence (under Rule 0-1(a)(6) under the Investment Company Act of 1940, as amended) and overall performance of counsel to the Independent Trustees;

(vii)	To annually review the compensation of the Independent Trustees as set forth in the Trustee Compensation Policy and make recommendations to the full Board regarding such compensation; and

(viii)	To review this Charter periodically and recommend any changes to the full Board of Trustees.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Funds.

The nomination of interested Trustees shall be the responsibility of the entire Board of Trustees.

Operating Guidelines

The Boards of Trustees of the Funds shall appoint at least three members to serve on the Committee and shall also designate one Committee member to serve as Chair. All members of the Committee shall be “non-interested” Trustees. At the invitation of the Committee, Trustees who are non-Committee members may participate in all or part of any meetings of the Committee and the Committee may give due consideration to the opinions expressed by any non-Committee members.

There will be no regular meetings of the Committee. Instead, meetings may be held as deemed appropriate by the Committee, or as called by the Chair.

[1]

For purposes of this Charter, an “Independent Trustee” shall mean a Trustee who is not an “interested person,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, of the Funds.

Except as provided by law, the following provisions shall govern the conduct of Committee meetings:

Notice. Notice shall be given as provided for meetings of the full Board of Trustees of the Funds.

Quorum. At any Committee meeting, a majority of the Committee members then in office shall constitute a quorum. Any meeting may be adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.

Action by Vote. When a quorum is present at any meeting, a majority of Committee members present may take any action.

Action by Writing. Any action required or permitted to be taken at any Committee meeting may be taken without a meeting if all of the Committee members consent to the action in writing and such written consents are filed with the records of the meetings of the Committee. Such consent shall be treated for all purposes as a vote taken at a Committee meeting.

Presence Through Communications Equipment. The members of the Committee may participate in a Committee meeting by means of a conference telephone, or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

Minutes. Minutes of the meeting shall be taken and circulated to all members of the Committee in a timely manner.

Identification of Independent Trustee Nominees

(a) Identification of Independent Trustee Nominees. In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Funds’ current Trustees, (ii) the Funds’ officers, (ii) the Funds’ investment adviser(s), (iv) the Funds’ shareholders (see below) and (v) any other source the Committee deems to be appropriate (e.g., executive search firms).

(b) Consideration of Independent Trustee Candidates Recommended by Fund Shareholders. The Committee will consider and evaluate nominee candidates properly submitted by shareholders in the same manner as it considers and evaluates candidates recommended by other sources. To be considered properly submitted, shareholder recommendations for Independent Trustee candidates must be submitted in accordance with the requirements of Appendix A.

Qualifications for Independent Trustee Nominees

The Committee requires that all Independent Trustee candidates have a college degree or, in the judgment of the Committee, equivalent business experience. The Committee may take into account a wide variety of factors in considering Independent Trustee candidates, giving such weight to any individual factor(s) as they deem appropriate, including (but not limited to):

(i)	availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board;

(ii)	relevant industry and related experience;

(iii)	educational background;

(iv)	depth and breadth of financial expertise, including whether the candidate would qualify as an “independent” “audit committee financial expert” as those terms are defined in Item 3 of Form N-CSR;

(v)	whether, and to what extent, a candidate’s background, experience and skills would complement the background, experience and skills of the Board’s existing Trustees; and

(vi)	an assessment of the candidate’s ability, judgment, expertise, reputation and integrity.

In the case of a shareholder recommended candidate, the Committee may also consider any other facts and circumstances attendant to such shareholder submission as may be deemed appropriate by the Committee, including, without limitation, the value of the Funds’ securities owned by the shareholder and the length of time such shares have been held by the shareholder.

Different factors may assume greater or lesser significance at particular times, in light of the Board’s present composition and the Committee’s (or the Board’s) perception about future issues and needs.

Appendix A

Procedures for Shareholders to Submit Nominee Candidates

A Fund shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee’s consideration.

1.	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust’s Nominating Committee, to the attention of the Secretary, at the address of the principal executive offices of the Funds.

2.	The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Funds at least 60 calendar days before the date of the meeting at which the Committee is to select a nominee for Independent Trustee.

3.	The Shareholder Recommendation must include:

(i)	a statement in writing setting forth:

(A)	the name, age, date of birth, phone number, business address, residence address, nationality and pertinent qualifications of the person recommended by the shareholder (the “Candidate”), including an explanation of why the shareholder believes the Candidate will make a good Trustee;

(B)	the class or series and number of all shares of the Funds owned of record or beneficially by the Candidate, as reported to such shareholder by the Candidate;

(C)	any other information regarding the Candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Funds);

(D)	any other information regarding the Candidate that would be required to be disclosed if the Candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and

(E)	whether the recommending shareholder believes that the Candidate is or will be an “interested person” (as defined in the Investment Company Act of 1940, as amended) of the Funds and, if not an “interested person,” information regarding the Candidate that will be sufficient for the Funds to make such determination;

(ii)	the written and signed consent of the Candidate to be named as a nominee, for such Candidate’s information submitted in accordance with (i) above, to be disclosed as may be necessary or appropriate and to serve as a Trustee if elected;

(iii)	the recommending shareholder’s name and address as it appears on the Funds’ books, the number of all shares of each series and class of the Funds owned beneficially and of record by the recommending shareholder;

(iv)	a description of all arrangements or understandings between the recommending shareholder and the Candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder; and

(v)	such other information as the Committee may require the Candidate to furnish as it may reasonably require or deem necessary to determine the eligibility of such Candidate to serve as a Trustee or to satisfy applicable law.

Exhibit 2

Shares Outstanding

For each of the Funds’ shares, the number of shares outstanding as of January 22, 2010 was as follows:

Number of Shares Outstanding
MassMutual Select Strategic Bond Fund	25,544,772.524
MassMutual Select Strategic Balanced Fund	8,005,388.934
MassMutual Select Global Allocation Fund	47,649,436.675
MassMutual Select Diversified Value Fund	39,218,543.023
MassMutual Select Fundamental Value Fund	106,993,514.293
MassMutual Select Value Equity Fund	4,973,541.956
MassMutual Select Large Cap Value Fund	75,411,146.897
MassMutual Select Indexed Equity Fund	162,251,922.121
MassMutual Select Core Opportunities Fund	4,192,091.099
MassMutual Select Blue Chip Growth Fund	60,830,804.465
MassMutual Select Large Cap Growth Fund	10,533,854.051
MassMutual Select Aggressive Growth Fund	52,163,508.427
MassMutual Select NASDAQ-100 Fund	10,446,312.061
MassMutual Select Focused Value Fund	41,115,132.957
MassMutual Select Mid-Cap Value Fund	13,827,501.003
MassMutual Select Small Cap Value Equity Fund	9,696,347.203
MassMutual Select Small Company Value Fund	41,145,457.063
MassMutual Select Mid Cap Growth Equity Fund	8,622,095.689
MassMutual Select Mid Cap Growth Equity II Fund	99,196,147.097
MassMutual Select Small Cap Growth Equity Fund	34,679,176.646
MassMutual Select Small Company Growth Fund	6,575,511.063
MassMutual Select Emerging Growth Fund	6,966,428.169
MassMutual Select Diversified International Fund	19,251,217.494
MassMutual Select Overseas Fund	84,624,614.828
MassMutual Select Destination Retirement Income Fund	11,477,732.818
MassMutual Select Destination Retirement 2010 Fund	12,944,820.985
MassMutual Select Destination Retirement 2020 Fund	42,541,855.681
MassMutual Select Destination Retirement 2030 Fund	33,682,678.029
MassMutual Select Destination Retirement 2040 Fund	19,683,579.138
MassMutual Select Destination Retirement 2050 Fund	2,245,567.236

Ownership of Shares

As of January 22, 2010, Massachusetts Mutual Life Insurance Company owned of record the following percentages of each of the following Funds, and therefore for certain purposes may be deemed to “control” these Funds, as that term is defined in the 1940 Act:

MassMutual Select Strategic Bond Fund	81.36%
MassMutual Select Strategic Balanced Fund	91.33%
MassMutual Select Diversified Value Fund	60.02%
MassMutual Select Fundamental Value Fund	84.27%
MassMutual Select Value Equity Fund	98.33%
MassMutual Select Large Cap Value Fund	83.52%
MassMutual Select Indexed Equity Fund	73.65%

MassMutual Select Core Opportunities Fund	73.68%
MassMutual Select Blue Chip Growth Fund	90.97%
MassMutual Select Large Cap Growth Fund	45.53%
MassMutual Select Aggressive Growth Fund	81.66%
MassMutual Select NASDAQ-100 Fund	92.45%
MassMutual Select Focused Value Fund	83.88%
MassMutual Select Mid-Cap Value Fund	61.27%
MassMutual Select Small Cap Value Equity Fund	55.03%
MassMutual Select Small Company Value Fund	81.23%
MassMutual Select Mid Cap Growth Equity Fund	73.08%
MassMutual Select Mid Cap Growth Equity II Fund	78.71%
MassMutual Select Small Cap Growth Equity Fund	89.23%
MassMutual Select Small Company Growth Fund	66.08%
MassMutual Select Emerging Growth Fund	77.91%
MassMutual Select Diversified International Fund	34.19%
MassMutual Select Overseas Fund	77.21%
MassMutual Select Destination Retirement Income Fund	64.18%
MassMutual Select Destination Retirement 2010 Fund	80.07%
MassMutual Select Destination Retirement 2020 Fund	78.74%
MassMutual Select Destination Retirement 2030 Fund	83.57%
MassMutual Select Destination Retirement 2040 Fund	81.02%
MassMutual Select Destination Retirement 2050 Fund	87.57%

As of January 22, 2010, the following entities owned of record the following percentages of a share class of a Fund, and therefore for certain purposes may be deemed to “control” the Fund, as that term is defined in the 1940 Act:

MassMutual Select Global Allocation Fund
MAC & Co Account PWKF1032002Mutual Fund Operations (Class S)	66.36%
MassMutual Select Diversified International Fund
Board Of Trustees for the Elevator Contructors Annuity & 401K Retirement (Class S)	31.47%

As of January 22, 2010, the following entities owned of record the following percentages of a share class of a Fund, and therefore for certain purposes may be deemed a principal holder of the Fund:

MassMutual Select Global Allocation Fund
MAC & Co Account PWBF 1032002 Mutual Fund Operations (Class S)	23.52%
MAC & Co Account PWPF 1032002 Mutual Fund Operations (Class S)	7.05%
MassMutual Select Diversified Value Fund
Board of Trustees for the Elevator Contructors Annuity & 401K Retirement (Class S)	11.80%
Taynik & Co c/o Investors Bank & Trust (Class S)	9.63%
MassMutual Select Large Cap Value Fund
Taynik & Co c/o Investors Bank & Trust (Class A)	5.05%
MassMutual Select Indexed Equity Fund
Taynik & Co c/o Investors Bank & Trust (Class Y)	5.77%
Taynik & Co c/o Investors Bank & Trust (Class Z)	5.62%

MassMutual Select Core Opportunities Fund
Taynik & Co c/o Investors Bank & Trust (Class A)	9.45%
Taynik & Co c/o Investors Bank & Trust (Class L)	10.19%
MassMutual Select Large Cap Growth Fund
MassMutual Select Destination Retirement 2020 Fund (Class S)	17.66%
MassMutual Select Destination Retirement 2030 Fund (Class S)	19.06%
MassMutual Select Destination Retirement 2040 Fund (Class S)	11.77%
MassMutual Select NASDAQ-100 Fund
Taynik & Co c/o Investors Bank & Trust (Class A)	5.18%
MassMutual Select Mid-Cap Value Fund
MassMutual Select Destination Retirement 2020 Fund (Class S)	10.97%
MassMutual Select Destination Retirement 2030 Fund (Class S)	9.63%
MassMutual Select Destination Retirement 2040 Fund (Class S)	5.68%
Taynik & Co c/o Investors Bank & Trust (Class S)	6.28%
MassMutual Select Small Cap Value Equity Fund
Board of Trustees of Stationary Engineers Local 30 Annuity Trust Fund (Class L)	7.06%
Board of Trustees for the Elevator Contructors Annuity & 401K Retirement (Class S)	16.56%
MassMutual Select Destination Retirement 2030 Fund (Class S)	6.57%
MassMutual Select Small Company Value Fund
Taynik & Co c/o Investors Bank & Trust (Class S)	8.18%
MassMutual Select Mid Cap Growth Equity Fund
MassMutual Select Destination Retirement 2020 Fund (Class S)	8.86%
MassMutual Select Destination Retirement 2030 Fund (Class S)	8.05%
MassMutual Select Mid Cap Growth Equity II Fund
Taynik & Co c/o Investors Bank & Trust (Class S)	6.38%
MassMutual Select Small Company Growth Fund
MassMutual Select Destination Retirement 2020 Fund (Class S)	6.93%
MassMutual Select Destination Retirement 2030 Fund (Class S)	6.54%
MassMutual Select Emerging Growth Fund
MassMutual Select Destination Retirement 2030 Fund (Class S)	9.83%
MassMutual Select Destination Retirement 2040 Fund (Class S)	5.33%
MassMutual Select Diversified International Fund
MassMutual Select Destination Retirement 2020 Fund (Class S)	12.41%
MassMutual Select Destination Retirement 2030 Fund (Class S)	11.34%
MassMutual Select Destination Retirement 2040 Fund (Class S)	6.24%
MassMutual Select Overseas Fund
MassMutual Select Destination Retirement 2020 Fund (Class S)	6.03%
MassMutual Select Destination Retirement Income Fund
Taynik & Co c/o Investors Bank & Trust (Class A)	13.88%
Taynik & Co c/o Investors Bank & Trust (Class Y)	6.56%

Exhibit 3

CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO DIVERSIFICATION OF INVESTMENTS

All Affected Funds other than MassMutual Select Indexed Equity Fund

“The Trust may not, on behalf of any Fund, purchase any security (other than U.S. Treasury securities or U.S. Government Securities) if as a result, with respect to 75% of the Fund’s assets, more than 5% of the value of the total assets (determined at the time of investment) of a Fund would be invested in the securities of a single issuer. This restriction is not applicable to the NASDAQ-100 Fund and the Focused Value Fund.”

“The Trust may not, on behalf of any Fund, with the exception of the Strategic Bond Fund, the Strategic Balanced Fund, the Diversified Value Fund, the Core Opportunities Fund, the Large Cap Growth Fund, the Mid-Cap Value Fund, the Small Cap Value Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Emerging Growth Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Diversified International Fund, the Overseas Fund and the Destination Retirement Funds, purchase any security (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities) if, as a result, a Fund would hold more than 10% of the outstanding voting securities of an issuer. This restriction is applicable to 75% of the assets of the excepted Funds.”

MassMutual Select Indexed Equity Fund

“The Trust may not, on behalf of the Fund, purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or other investment companies) if, as a result, with respect to 75% of its total assets (i) more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer.”

Exhibit 4

CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO BORROWING MONEY AND ISSUING SENIOR SECURITIES

All Affected Funds other than MassMutual Select Indexed Equity Fund

“The Trust may not, on behalf of any Fund, borrow money, except from banks for temporary or emergency purposes not in excess of one-third of the value of a Fund’s assets, except that a Fund may enter into reverse repurchase agreements or roll transactions. For purposes of calculating this limitation, entering into portfolio lending agreements shall not be deemed to constitute borrowing money. A Fund would not make any additional investments while its borrowings exceeded 5% of its assets.”

“The Trust may not, on behalf of any Fund, issue senior securities (as defined in the 1940 Act) except for securities representing indebtedness not prevented by the above referenced restriction on borrowing.”

MassMutual Select Indexed Equity Fund

“The Trust may not, on behalf of the Fund, borrow money, except as permitted by the 1940 Act. The 1940 Act currently permits the Fund to borrow from any bank; provided, that immediately after any such borrowing there is an asset coverage of at least 300 per centum for all borrowings of the Fund; and provided further, that in the event that such asset coverage shall at any time fall below 300 per centum the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum. For purposes of this investment restriction, the Fund’s entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing to the extent certain segregated accounts are established and maintained by the Fund.”

“The Trust may not, on behalf of the Fund, issue senior securities, except as permitted by the 1940 Act.”

Exhibit 5

CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO PARTICIPATION IN THE UNDERWRITING OF SECURITIES

All Affected Funds other than MassMutual Select Indexed Equity Fund

“The Trust may not, on behalf of any Fund, act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed an underwriter under applicable laws.”

MassMutual Select Indexed Equity Fund

“The Trust may not, on behalf of the Fund, act as an underwriter of securities of other issuers, except to the extent that the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), by virtue of disposing of portfolio securities and provided further, that the purchase buy the Fund of securities issued by a diversified, open-end management investment company, or its series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute acting as an underwriter for purposes of this paragraph.”

Exhibit 6

CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENT IN REAL ESTATE AND INVESTING IN OIL, GAS OR OTHER MINERAL LEASES, RIGHTS, ROYALTY CONTRACTS OR EXPLORATION OR DEVELOPMENT PROGRAMS

All Affected Funds other than MassMutual Select Indexed Equity Fund

“The Trust may not, on behalf of any Fund, invest in oil, gas or other mineral leases, rights, royalty contracts or exploration or development programs, real estate or real estate mortgage loans. This restriction does not prevent a Fund from purchasing readily marketable securities secured or issued by companies investing or dealing in real estate and by companies that are not principally engaged in the business of buying and selling such leases, rights, contracts or programs.”

MassMutual Select Indexed Equity Fund

“The Trust may not, on behalf of the Fund, purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein).”

Exhibit 7

CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENT IN COMMODITIES AND COMMODITY CONTRACTS

All Affected Funds other than MassMutual Select Indexed Equity Fund

“The Trust may not, on behalf of any Fund, purchase physical commodities or commodity contracts (except futures contracts, including but not limited to contracts for the future delivery of securities and futures contracts based on securities indices).”

MassMutual Select Indexed Equity Fund

“The Trust may not, on behalf of the Fund, purchase commodities or commodity contracts, except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts, and except that the Fund may purchase and sell (i.e., write) options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.”

Exhibit 8

CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO MAKING LOANS

All Affected Funds other than MassMutual Select Indexed Equity Fund

“The Trust may not, on behalf of any Fund, make loans other than by investing in obligations in which a Fund may invest consistent with its investment objective and policies and other than repurchase agreements and loans of portfolio securities.”

MassMutual Select Indexed Equity Fund

“The Trust may not, on behalf of the Fund, make loans, except that the Fund may purchase or hold debt instruments or lend its portfolio securities in accordance with its investment policies, and may enter into repurchase agreements.”

Exhibit 9

CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO CONCENTRATING INVESTMENTS IN AN INDUSTRY

All Affected Funds other than MassMutual Select Indexed Equity Fund

“The Trust may not, on behalf of any Fund, acquire securities of issuers in any one industry (as determined by the Board of Trustees of the Trust) if as a result 25% or more of the value of the total assets of the Fund would be invested in such industry, with the following exception:

(a)	There is no limitation for securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.”

MassMutual Select Indexed Equity Fund

“The Trust may not, on behalf of the Fund, purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund’s investments in that industry would be 25% or more of the current value of the Fund’s total assets, provided that there is no limitation with respect to investments in (i) obligations of the U.S. Government, its agencies of instrumentalities, and (ii) any industry in which the S&P 500® Index becomes concentrated to the same degree during the same period and provided further, that the Fund may invest all its assets in a diversified open-end management investment company, or series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard for the limitations set forth in this paragraph.”

Exhibit 10

CURRENT FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO SHORT SALES

All Affected Funds

“The Trust may not, on behalf of any Fund, make short sales, except for sales ‘against-the-box.’”

Exhibit 11

CURRENT FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO PLEDGING, MORTGAGING OR HYPOTHECATING FUND ASSETS

All Affected Funds

“The Trust may not, on behalf of any Fund, pledge, mortgage or hypothecate assets taken at market to an extent greater than 15% of the total assets of the Fund except in connection with permitted transactions in options, futures contracts and options on futures contracts, reverse repurchase agreements and securities lending.”

Exhibit 12

CURRENT FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO PURCHASING OR HOLDING THE SECURITIES OF ANY COMPANY, IF SECURITIES OF SUCH COMPANY ARE OWNED BY OFFICERS OR TRUSTEES OF THE TRUST OR OFFICERS OR DIRECTORS OF MASSMUTUAL

All Affected Funds

“The Trust may not, on behalf of any Fund, purchase or retain securities of any issuer if, to the knowledge of the Trust, more than 5% of such issuer’s securities are beneficially owned by officers and trustees of the Trust or officers and directors of its adviser who individually beneficially own more than  1/2 of 1% of the securities of such issuer.”

Exhibit 13

CURRENT FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO PURCHASING SECURITIES ON MARGIN

MassMutual Select Indexed Equity Fund

“The Trust may not, on behalf of the Fund, purchase securities on margin (except for short-term credit necessary for the clearance of transactions and except for margin deposits in connection with options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes).”